EXHIBIT 10.56

                      SECOND AMENDMENT TO CREDIT AGREEMENT


                                      AMONG


                  FIRST INVESTORS FINANCIAL SERVICES, INC.,
                                   AS BORROWER


                               NATIONSBANK, N.A.,
                       INDIVIDUALLY AS BANK AND AS AGENT,


                                       AND


                      THE FINANCIAL INSTITUTIONS PARTIES TO
                              THE CREDIT AGREEMENT,
                                    AS BANKS



                          Dated as of January 25, 1999
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      THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "SECOND AMENDMENT"), dated as of January 25, 1999 (the "EFFECTIVE DATE"), is entered into by and among FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation (the "BORROWER"), NATIONSBANK, N.A., a national banking association (as successor in interest to NationsBank of Texas, N.A.), individually and as administrative agent for the Banks (in its capacity as administrative agent, the "AGENT"), and the financial institutions now or hereafter a party to the Credit Agreement (defined below) (the "BANKS").


                               W I T N E S S E T H

      WHEREAS, the Borrower, the Agent, and the Banks made and entered into that certain Credit Agreement dated as of July 18, 1997, as amended by that certain First Amendment to Credit Agreement dated effective as of January 1, 1998 (as amended, the "CREDIT AGREEMENT"), pursuant to which the Banks have agreed to make certain loans to and for the account of the Borrower;

      WHEREAS, the Borrower has requested an amendment of, and the Agent and the Banks have agreed to amend, certain provisions of the Credit Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01 DEFINED TERMS. All capitalized terms that are defined in the Credit Agreement, but that are not defined in this Second Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.


                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

      Section 2.01 DEFINITION OF COMMITMENT. The definition of "COMMITMENT" is amended hereby to delete the amount "$6,000,000" and to insert the amount "$10,000,000" in lieu thereof.

      Section 2.02 DEFINITION OF EXCESS SERVICING CASH FLOW. The definition of "EXCESS SERVICING CASH FLOW" is amended hereby to insert the proviso "; PROVIDED that "Excess Servicing


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Cash Flow" shall not include amounts attributable to ALAC until such amounts become available to the Borrower in accordance with the terms of the ALAC Credit Facility" after the word "Agreement" at the end of that definition.

      Section 2.03 DEFINITION OF TERMINATION DATE. The definition of "TERMINATION DATE" is amended hereby to delete the phrase "July 10, 1998" and to insert the phrase "October 15, 1999" in lieu thereof.

      Section 2.04 ADDITIONAL DEFINITIONS. The following definitions are added hereby to Section 1.01 of the Credit Agreement where alphabetically appropriate:

            "ALAC" means Auto Lenders Acceptance Corporation, a Delaware corporation.

            "ALAC CREDIT FACILITY" means that certain Financing Facility, dated as of October 2, 1998, among FIFS Acquisition Funding Company, LLC, as Borrower, ALAC Receivables Corp., as Seller, ALAC, as Servicer and Seller, and Variable Funding Capital Corp., as Lender.

            "PLEDGE AGREEMENT (ALAC)" means the Pledge Agreement (ALAC), dated as of January 25, 1999, between the Borrower and the Agent, and any amendments, modifications, renewals, or extensions thereof.

      Section 2.05 AMENDMENT TO SECTION 2.05(A). Section 2.05(a) of the Credit Agreement is amended hereby to delete the phrase "three hundred sixty-four
(364)" in the fourth and thirteenth lines of that Section and to insert the phrase "one hundred eighty (180)" in lieu thereof.

      Section 2.06 AMENDMENT TO SECTION 3.09(B). Section 3.09(b) of the Credit Agreement is amended hereby to insert the phrase "for the ratable benefit of the Banks" after the word "Agent" in the second line of that Section.

      Section 2.07 AMENDMENT TO SECTION 7.08. Section 7.08 of the Credit Agreement is amended hereby to delete the word "Agent" in the third line of that Section and to insert the phrase "Majority Banks" in lieu thereof.

      Section 2.08 AMENDMENT TO SECTION 7.12(A). Section 7.12(a) of the Credit Agreement is amended hereby to delete the number "2.0" in the third line of that Section and to insert the number "1.5" in lieu thereof.

      Section 2.09 AMENDMENT TO SECTION 7.13. Section 7.13 of the Credit Agreement is amended hereby to delete the word "Agent" in the second line of that Section and to insert the phrase "Majority Banks" in lieu thereof.

      Section 2.10 AMENDMENT TO SECTION 8.01. Section 8.01 of the Credit Agreement is amended hereby to add the following new subsection (o):

                     [SECOND AMENDMENT -- Signature Page 2]
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            "(o) A default (i) by FIACC of its obligations under the FIACC
      Agreement or the Purchase Agreement/FIACC or (ii) by FIARC of its obligations under the Enterprise Agreement or the Purchase
      Agreement/Enterprise,"

      Section 2.11 AMENDMENT TO SECTION 8.01(M). Section 8.01(m) of the Credit Agreement is amended hereby to delete the word "Agent" in the third line of that Section and to insert the phrase "Majority Banks" in lieu thereof.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

      Section 3.01 CONDITIONS PRECEDENT. The obligation of the Banks to enter into this Second Amendment is subject to the satisfaction of the following conditions, each of which shall be satisfactory to the Agent in form and substance:

            (a) LOAN DOCUMENTS. The Agent and each Bank shall have received multiple counterparts, as requested, of (i) this Second Amendment, executed and delivered by a duly authorized officer of each party hereto, and (ii) the Pledge Agreement (ALAC), executed and delivered by a duly authorized officer of the Borrower.

            (b) NOTE. The Borrower shall have executed and delivered a Note, substantially in the form of Exhibit D to the Credit Agreement, payable to the order of First Union National Bank, in the principal amount of $4,000,000.

            (c) PLEDGED SHARES. All shares pledged in favor of the Agent (for the benefit of the Banks) pursuant to the Pledge Agreement (ALAC), together with duly executed stock powers, shall have been physically delivered to the possession of the Agent.

            (d) FINANCING STATEMENTS. Acknowledgment copies of a proper Financing Statement (Form UCC-1), duly filed on or before the Effective Date, naming the Borrower as the debtor and the Agent as the secured party, or other similar instruments or documents, as may be necessary or, in the opinion of the Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Agent's and the Banks' security interest in all Pledged Collateral in which an interest may be assigned under the Pledge Agreement (ALAC).

            (e) OPINION. A favorable opinion of Buck, Keenan & Owens, L.L.P., counsel for the Borrower, in respect of the Pledge Agreement (ALAC).

            (f) CORPORATE AUTHORITY. The Agent shall have received copies of resolutions of the Board of Directors of the Borrower authorizing the execution, delivery, and performance of the Credit Agreement as amended by this Second Amendment, accompanied by an original certificate of the Secretary or Assistant Secretary of the Borrower that such resolutions are true, correct, and complete copies of resolutions duly



                     [SECOND AMENDMENT -- Signature Page 3]
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      adopted by the Board of Directors and that such resolutions have not been modified, rescinded, or revoked, and further certifying as to the incumbency and signature of the officers of the Borrower executing this Second Amendment and as to the fact that the articles of incorporation and by-laws of the Borrower have not changed from those furnished pursuant to
      Section 4.01(h) of the Credit Agreement.

            (g) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing as of the Effective Date of this Second Amendment.

            (h) COMPLIANCE CERTIFICATE. A compliance certificate, which shall be true and correct in the form of Exhibit A to the Credit Agreement, duly and properly executed by an authorized officer of the Borrower on behalf of the Borrower, dated as of the last Business Day of the calendar month immediately preceding the Effective Date.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      Section 4.01 REPRESENTATIONS AND WARRANTIES. The Borrower hereby affirms that as of the date of execution and delivery of this Second Amendment all of the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as though made on and as of the Effective Date of this Second Amendment, except (i) as such representations and warranties are modified to give effect to the transactions contemplated by this Second Amendment and (ii) for immaterial deviations.


                                    ARTICLE V

                                     JOINDER

      Section 5.01 JOINDER. Upon satisfaction of the conditions precedent set forth in Article III of this Second Amendment, First Union National Bank shall become a "Bank" for all purposes under the Credit Agreement and the other Loan Documents.


                                   ARTICLE VI

                                  MISCELLANEOUS

      Section 6.01 FULL FORCE AND EFFECT. The Borrower hereby agrees that the provisions of the Credit Agreement and each of the other Loan Documents are, and shall continue to be, in full force and effect as of the Effective Date of this Second Amendment, and are ratified and confirmed in all aspects.


                     [SECOND AMENDMENT -- Signature Page 4]
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      Section 6.02 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

      Section 6.03 SUCCESSORS AND ASSIGNS. This Second Amendment will be binding upon and inure to the benefit of the Borrower, the Agent, and the Banks, and their permitted successors and assigns, as provided in the Credit Agreement.

      Section 6.04 LIMITATIONS. The amendments and modifications set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents, or any of the other documents referred to therein. In the event of a conflict between this Second Amendment and any of the foregoing documents, the terms of this Second Amendment shall be controlling.

      Section 6.05 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

      Section 6.06 PRIOR OR EXISTING DEFAULTS. Any Default occurring during the period prior to and including the Effective Date of this Second Amendment and continuing shall constitute a Default for all purposes under the Credit Agreement as amended hereby.

      Section 6.07 FINAL AGREEMENT. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS, AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION THEREWITH MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                     [SECOND AMENDMENT -- Signature Page 5]
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      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.


                                          FIRST INVESTORS  FINANCIAL SERVICES,
                                          INC.


                                          By:  /s/  Bennie H. Duck
                                          Name: /s/  Bennie H. Duck
                                          Title:  Chief Financial Officer


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                                          NATIONSBANK, N.A.,
                                                AS AGENT


                                          By: /s/ Elizabeth Kurilecz
                                          Name:  /s/ Elizabeth Kurilecz
                                          Title:  Senior Vice President



                     [SECOND AMENDMENT -- Signature Page 2]
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BANKS                                     NATIONSBANK, N.A.


                                          By:  /s/ Elizabeth Kurilecz
                                          Name:  /s/ Elizabeth Kurilecz
                                          Title:  Senior Vice President


                     [SECOND AMENDMENT -- Signature Page 3]
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                                          FIRST UNION NATIONAL BANK


                                          By:  /s/ Terence P. Begley
                                          Name: /s/ Terence P. Begley
                                          Title:  Senior Vice President


                     [SECOND AMENDMENT -- Signature Page 4]
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                              RATIFICATION OF FIFSG

      FIFSG hereby expressly (i) acknowledges the terms of the foregoing Second Amendment; (ii) ratifies and affirms its obligations under the Guaranty Agreement dated July 18, 1997, executed by FIFSG in favor of the Agent and the Banks; and (iii) acknowledges, renews, and extends its continued liability under the Guaranty Agreement and agrees that the Guaranty Agreement remains in full force and effect with respect to the Indebtedness and other Obligations (as such terms are defined in the Guaranty Agreement) of the Borrower, as amended.

      The foregoing acknowledgment and ratification of FIFSG shall be evidenced by signing and dating in the spaces provided below.


                                          FIRST INVESTORS  FINANCIAL  SERVICES
                                          GROUP, INC.


                                          By:  /s/ Bennie H. Duck
                                          Name:  /s/  Bennie H. Duck
                                          Title:  Chief Financial Officer


                                          Date: 1/25/99


                     [SECOND AMENDMENT -- Signature Page 5]